UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 2, 2020 (January 1, 2020)

GENESCO INC.
(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1415 Murfreesboro Road	Nashville	Tennessee	37217-2895
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective January 1, 2020, Genesco Brands NY, LLC, a Delaware limited liability company (“Purchaser”) and a wholly-owned subsidiary of Genesco Inc., a Tennessee corporation (the “Company”), completed its acquisition of substantially all of the assets, and assumption of certain liabilities, of Togast LLC, a Delaware limited liability company (“Togast”), Togast Direct, LLC, a New York limited liability company (“Togast Direct”) and TGB Design, LLC, a New Jersey limited liability company (“TGB Design”). Pursuant to the terms of the previously announced Asset Purchase Agreement (the “Purchase Agreement”), dated as of December 18, 2019, among (i) Purchaser, (ii) Togast, (iii) Togast Direct, (iv) TGB Design, (v) Quanzhou TGB Footwear Co. Ltd., an entity organized under the laws of China (“TGB China”), and (vi) Anthony LoConte (the “Unitholder”), the Purchaser acquired substantially all of the assets of, and assumed certain liabilities of, Togast, Togast Direct and TGB Design (the “Transaction”) for an aggregate base purchase price of $33.5 million in cash at closing, which was paid in full in cash at the closing, with an additional two-part earnout provision of up to an additional $17.0 million in cash following the Company’s fiscal 2022 and an additional $17.0 million in cash following the Company’s fiscal 2024, contingent upon the acquired business achieving certain earnings targets over multi-year periods, plus a potential further payment following fiscal 2022 of 10% of earnings in excess of the earnings target. The purchase was funded from cash on hand.

The Purchase Agreement contains customary representations, warranties and covenants by each party. Togast, Togast Direct, TGB Design, the Unitholder and the Purchaser have agreed to indemnify the other party(ies) for losses arising from certain breaches of representations, warranties and covenants of the parties and for certain other matters, subject to applicable limitations set forth in the Purchase Agreement.

The acquisition by Purchaser of the assets of TGB China for a purchase price of $150,000 is anticipated to occur in the first quarter of the Company’s fiscal 2021 following receipt of certain Chinese regulatory approvals and following the satisfaction of certain closing conditions related thereto set forth in the Purchase Agreement. TGB China and the Purchaser have entered into a transition services agreement pending the acquisition of the assets of TGB China.

A copy of the Purchase Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 18, 2019 and is incorporated herein by reference. The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement.

The Purchase Agreement is not intended to modify or supplement any factual disclosures about the Company or its subsidiaries in the Company’s public reports filed with the Securities and Exchange Commission and is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or its subsidiaries. In particular, the representations, warranties and covenants set forth in the Purchase Agreement (i) were made solely for purposes of the Transaction and solely for the benefit of the contracting parties (except with respect to the rights of specific third parties enumerated in the Purchase Agreement), (ii) may be subject to limitations agreed upon by the contracting parties, including certain disclosure schedules, (iii) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (iv) were made only as of the date(s) specified in the Purchase Agreement, and (v) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 2, 2020, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that the Company or its management believes or anticipates may occur in the future, including the closing of the acquisition of the assets of TGB China. All forward-looking statements are based upon the Company’s current expectations, various assumptions, and data available from third parties. The Company’s expectations and assumptions are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including: the possibility that the acquisition of the assets of TGB China may not occur or may be delayed; the potential for litigation or governmental investigations relating to the Transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Transaction; integrating the acquired business may distract the Company’s management from other important matters; failure to realize expected benefits of the Transaction, including a positive impact on the Company’s earnings; and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and in the Company’s other filings with the Securities and Exchange Commission, which are available at http://www.sec.gov.

The Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events. For any forward-looking statements contained in this or any other document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company assumes no obligation to update any such statement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated January 2, 2020, issued by Genesco Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: January 2, 2020	By:	/s/ Mel Tucker
	Name:	Mel Tucker
	Title:	Senior Vice President and Chief Financial Officer